FIRST AMENDMENT TO THE CREDIT AGREEMENT
AND INCREMENTAL INCREASE AGREEMENT

Dated as of December 31, 2012

This FIRST AMENDMENT TO THE CREDIT AGREEMENT AND INCREMENTAL INCREASE AGREEMENT (this “Amendment”) is by and among DXP ENTERPRISES, INC., a Texas corporation (“US Borrower”), DXP CANADA ENTERPRISES LTD., a corporation organized under the laws of British Columbia, Canada (“Canadian Borrower” and together with US Borrower, the “Borrowers”), the lenders who are party to this Amendment (the “Consenting Lenders”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrowers, the lenders party thereto (the “Lenders”) and the Administrative Agent entered into a Credit Agreement dated as of July 11, 2012 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrowers have requested (i) (a) an Incremental Term Loan to the US Borrower in an aggregate principal amount of $37,500,000 and (b) a Revolving Credit Facility Increase in an aggregate principal amount of $37,500,000, in each case in accordance with Section 5.13 of the Credit Agreement, and (ii) to amend the Credit Agreement as specifically set forth herein; and

WHEREAS, subject to the terms of this Amendment, (i) certain of the Lenders party hereto and each financial institution party hereto as an “Additional Term Loan Lender” (collectively, the “Incremental Term Loan Lenders”)  are severally willing to make a portion of the Incremental Term Loan, (ii) certain of the Lenders party hereto and each financial institution party hereto as an “Additional Revolving Credit Lender” (collectively, the “Incremental Revolving Credit Lenders”) are severally willing to provide a portion of the Revolving Credit Facility Increase and (iii) the Administrative Agent and the Consenting Lenders have agreed to amend the Credit Agreement as specifically set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Capitalized Terms.  All capitalized terms not otherwise defined in this Amendment (including without limitation in the introductory paragraph and the Preliminary Statements hereto) shall have the meanings as specified in the Credit Agreement.

Section 2. Amendments to Credit Agreement.  Subject to and in accordance with the terms and conditions set forth herein the Administrative Agent and the Lenders party hereto hereby agree as follows:

(a) new definitions of “Applicable Designee,” “First Amendment Effective Date” and ”Incremental Term Loan Commitment” are hereby added to Section 1.1 of the Credit Agreement in appropriate alphabetical order to read in its entirety as follows:

“Applicable Designee” means any office, branch or Affiliate of a Revolving Credit Lender designated thereby from time to time with the consent of the Administrative Agent and the US Borrower (which such consents shall not be unreasonably withheld or delayed) to fund all or any portion of such Revolving Credit Lender’s Revolving Credit Commitment with respect to any Canadian Revolving Credit Loans under this Agreement.  Each Applicable Designee will be subject at all times to the terms and provisions of this Agreement.  Notwithstanding the designation by any Revolving Credit Lender of an Applicable Designee, the Borrowers and the Administrative Agent shall be permitted to deal solely and directly with such Revolving Credit Lender in connection with such Revolving Credit Lender’s rights and obligations under this Agreement, and no such designation shall relieve any such Revolving Credit Lender of its obligations hereunder.

“First Amendment Effective Date” means December 31, 2012.

“Incremental Term Loan Commitment” means the commitment of any Lender to make an Incremental Term Loan to the Borrower in accordance with Section 5.13.  The aggregate Incremental Term Loan Commitment of all applicable Term Loan Lenders on the First Amendment Effective Date shall be $37,500,000.  The Incremental Term Loan Commitment of each Term Loan Lender, as of the First Amendment Effective Date, is set forth opposite the name of such Lender on Schedule 1.1(c).

(b) the definition of “Canadian Swingline Sublimit” is hereby amended by replacing “$5,000,000” with “$15,000,000”.

(c) the definition of “Permitted Acquisition” is hereby amended as follows:

(i) clause (i) of such definition is hereby amended by replacing “$35,000,000” with “$25,000,000”; and

(ii) the proviso at the end of such definition is hereby amended and restated as follows:

“provided, however, if the consideration paid for any such Acquisition (or series of related Acquisitions) does not exceed 10% of Consolidated Net Worth, then the US Borrower shall not be subject to the requirements set forth in clauses (e), (f), (i) or (j).”

(d) the definition of “Revolving Credit Commitment” is hereby amended by replacing the last two sentences of such definition with the following two sentences:

“The aggregate Revolving Credit Commitment of all the Revolving Credit Lenders on the First Amendment Effective Date shall be $262,500,000.  The Revolving Credit Commitment of each Revolving Credit Lender, as of the First Amendment Effective Date, is set forth opposite the name of such Lender on Schedule 1.1(c).”

(e) the definition of “Revolving Credit Commitment Percentage” is hereby amended by replacing the last sentence of such definition with the following sentence:

“The Revolving Credit Commitment Percentage of each Revolving Credit Lender, as of the First Amendment Effective Date, is set forth opposite the name of such Lender on Schedule 1.1(c).”

(f) the definition of “Revolving Credit Lender” is hereby amended by adding the following sentence at the end of such definition:

With respect to (a) each provision of this Agreement relating to the making or the repayment of any Canadian Revolving Credit Loan, (b) any rights of set-off, (c) any rights of indemnification or expense reimbursement and (d) reserves, capital adequacy or other provisions, each reference to a “Revolving Credit Lender” shall be deemed to include such Revolving Credit Lender’s Applicable Designee with respect to the portion of such Revolving Credit Lender’s Commitment funded by such Applicable Designee.

(g) the definition of “Term Loan Percentage” is hereby amended by replacing such definition in its entirety with the following:

“Term Loan Percentage” means, with respect to any Term Loan Lender at any time, the percentage of the total outstanding principal balance of the Term Loans or Incremental Term Loans, as applicable, represented by the outstanding principal balance of such Term Loan Lender’s Term Loans or Incremental Term Loans, respectively.  The Term Loan Percentage of each Term Loan Lender as of the First Amendment Effective Date is set forth opposite the name of such Lender on Schedule 1.1(c).”

(h) Section 4.3 of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following:

           “SECTION 4.3                                Repayment of Term Loans.

(a)           Repayments of Initial Term Loans.  The US Borrower shall repay the aggregate outstanding principal amount of the Initial Term Loan in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing September 30, 2012 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof:

Payment Date	Principal Installment
September 30, 2012	$3,750,000
December 31, 2012	$3,750,000
March 31, 2013	$3,750,000
June 30, 2013	$3,750,000
September 30 2013,	$3,750,000
December 31, 2013	$3,750,000
March 31, 2014	$3,750,000
June 30, 2014	$3,750,000
September 30, 2014	$5,000,000
December 31, 2014	$5,000,000
March 31, 2015	$5,000,000
June 30, 2015	$5,000,000
September 30 2015,	$6,250,000
December 31, 2015	$6,250,000
March 31, 2016	$6,250,000
June 30, 2016	$6,250,000
September 30, 2016	$6,250,000
December 31, 2016	$6,250,000
March 31, 2017	$6,250,000
Term Loan Maturity Date	Remaining Outstanding Principal Amount

If not sooner paid, the Initial Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

(b)           Repayments of Incremental Term Loans.  The US Borrower will repay the aggregate outstanding principal of the Incremental Term Loan in consecutive quarterly installments on the last Business Day of each of March, June, September and December commencing March 31, 2013 as set forth below, except as the amounts of individual installments may be adjusted pursuant to Section 4.4 hereof:

Payment Date	Principal Installment
March 31, 2013	$1,406,250
June 30, 2013	$1,406,250
September 30, 2013	$1,406,250
December 31, 2013	$1,406,250
March 31, 2014	$1,406,250
June 30, 2014	$1,406,250
September 30, 2014	$1,875,000
December 31, 2014	$1,875,000
March 31, 2015	$1,875,000
June 30, 2015	$1,875,000
September 30, 2015	$2,343,750
December 31, 2015	$2,343,750
March 31, 2016	$2,343,750
June 30, 2016	$2,343,750
September 30, 2016	$2,343,750
December 31, 2016	$2,343,750
March 31, 2017	$2,343,750
Term Loan Maturity Date	Remaining outstanding principal amount

If not sooner paid, the Incremental Term Loan shall be paid in full, together with accrued interest thereon, on the Term Loan Maturity Date.

(i) clause (A) to the proviso of Section 5.13(a) of the Credit Agreement is hereby amended by replacing “$100,000,000” with “$175,000,000”.

(j) clauses (a) and (b) of Section 8.1 of the Credit Agreement are hereby amended to delete the parenthetical “(or, if earlier, on the date of any required public filing thereof)” in each such clause.

(k) Schedule 1.1(c) to the Credit Agreement is hereby replaced in its entirety with Schedule 1.1(c) attached hereto.

Section 3. Incremental Increases.

(a) Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under this Amendment, (i) each Incremental Term Loan Lender hereby severally agrees (A) that it is a Term Loan Lender under the Credit Agreement with respect to its Incremental Term Loan Commitment, and (B) to make an Incremental Term Loan in a principal amount equal to its Incremental Term Loan Commitment to the US Borrower in a single draw on the First Amendment Effective Date and (ii) each Incremental Revolving Credit Lender hereby severally agrees (A) that it is a Revolving Credit Lender under the Credit Agreement with respect to its Revolving Credit Commitment and (B) to make Revolving Credit Loans from time to time from the First Amendment Effective Date through, but not including, the Revolving Credit Maturity Date in accordance with the terms of Section 2.3 of the Credit Agreement.

(b) The Incremental Term Loan shall be subject to mandatory prepayments pursuant to Section 4.4(b) of the Credit Agreement (ratably between the Term Loan and the Incremental Term Loan) with such prepayment to be applied to the scheduled principal payments of the Incremental Term Loan on a pro rata basis according to the amount of each such scheduled payment.

(c) The Incremental Term Loans shall bear interest in accordance with Section 5.1 of the Credit Agreement at the same rate (including Applicable Rate) as the Term Loans.

(d) The proceeds of the Incremental Term Loans shall be used for general corporate purposes of the US Borrower and its Subsidiaries.

(e) Except to the extent otherwise set forth herein, the terms and conditions applicable to the Incremental Term Loan shall be the same as the terms and conditions applicable to the Term Loans.  Amounts of the Incremental Term Loan that are repaid or prepaid may not be reborrowed.

(f) Each Incremental Term Loan made on the First Amendment Effective Date shall be deemed to be an “Incremental Term Loan” for all purposes of the Loan Documents.  Nothing in this Amendment shall affect the amount or terms of the Initial Term Loans which were funded on the Closing Date.

Section 4. Additional Lenders and Commitments.

(a) Each financial institution party hereto as an “Additional Term Loan Lender” and/or an “Additional Revolving Credit Lender” (each, an “Additional Lender”) agrees that effective as of the First Amendment Effective Date, it shall (i) be a party to the Credit Agreement and the other Loan Documents, (ii) be a “Lender”, a “Revolving Credit Lender” and/or “Term Loan Lender”, as applicable, for all purposes of the Credit Agreement and the other Loan Documents, (iii) perform all of the obligations that are required to be performed by it as a “Lender”, “Revolving Credit Lender” and/or “Term Loan Lender”, as applicable, under the terms of the Credit Agreement and shall be entitled to the benefits, rights and remedies set forth therein and in each of the other Loan Documents.  Each Additional Lender acknowledges that it has made its own independent investigation and credit evaluation of the Borrowers in connection with entering into this Amendment.

(b) Each Additional Lender confirms its respective Incremental Term Loan Commitment and/or Revolving Credit Commitment as set forth on Schedule 1.1(c) hereto.

(c) Effective on the First Amendment Effective Date, the outstanding Revolving Credit Loans and Revolving Credit Commitment Percentages of Swingline Loans and L/C Obligations will be reallocated by the Administrative Agent among the Revolving Credit Lenders (including the Additional Lenders participating in the Revolving Credit Facility Increase) in accordance with their revised Revolving Credit Commitment Percentages (and such Revolving Credit Lenders agree to make all payments and adjustments necessary to effect such reallocation and the US Borrower shall pay any and all costs required pursuant to Section 5.9 in connection with such reallocation as if such reallocation were a repayment).

Section 5. Conditions of Effectiveness.  The effectiveness of this Amendment and the obligation of each Additional Lender to makes Loans on the First Amendment Effective Date shall be subject to the satisfaction of each of the following conditions precedent (the date on which all such conditions are satisfied, the “First Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by each Borrower, each other Credit Party, the Administrative Agent, the Required Lenders, the Incremental Term Loan Lenders and the Incremental Revolving Credit Lenders;

(b) the Administrative Agent shall have received counterparts of Notes in favor of each applicable Lender (in each case, if requested thereby), duly executed by the applicable Borrower thereto;

(c) the representations and warranties of the Borrowers contained in Section 6 shall be true and correct;

(d) the Administrative Agent shall have received a certificate of a Responsible Officer of the US Borrower certifying that attached thereto is a true, correct and complete copy of resolutions duly adopted by the board of directors (or equivalent) of the US Borrower authorizing and approving the transactions contemplated hereunder and the execution, delivery and performance of this Amendment and the other Loan Documents executed in connection herewith to which it is a party;

(e) the Administrative Agent shall have received a certificate from a Financial Officer of the US Borrower setting forth reasonably detailed calculations demonstrating pro forma compliance with Section 9.12 of the Credit Agreement based on the financial statements most recently delivered pursuant to Section 8.1 of the Credit Agreement after giving effect to the Incremental Increases made pursuant to this Amendment (assuming that the entire Incremental Term Loan and Revolving Credit Facility Increase is fully funded on the First Amendment Effective Date);

(f) all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees, charges and disbursements of legal counsel for the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment) shall have been paid by the Borrowers; and

(g) the US Borrower shall have paid all fees payable to the Arranger pursuant to that certain engagement letter dated as of September 19, 2012 by and among the US Borrower and the Arranger.

Section 6. Representations and Warranties of the Borrowers.  Each Borrower represents and warrants as follows:

(a) The execution, delivery and performance by such Borrower of its obligations in connection with this Amendment are within its corporate (or other organizational) powers, have been duly authorized by all necessary corporate (or other organizational) action and do not and will not (i) violate any provision of its articles or certificate of incorporation or bylaws or similar organizing or governing documents of such Borrower, (ii) contravene any Applicable Law which is applicable to such Borrower, (iii) conflict with, result in a breach of or constitute (with notice, lapse of time or both) a default under any material indenture or instrument or other material agreement to which such Borrower is a party, by which it or any of its properties is bound or to which it is subject, or (iv) except for the Liens granted in favor of the Administrative Agent pursuant to the Security Documents, result in or require the creation or imposition of any Lien upon any of its properties or assets, except, in the case of clauses (ii) and (iii) above, to the extent such contraventions, conflicts, breaches or defaults could not reasonably be expected to have a Material Adverse Effect.

(b) Such Borrower has taken all necessary corporate (or other organizational) action to execute, deliver and perform this Amendment and has validly executed and delivered each of this Amendment.  This Amendment constitutes the legal, valid and binding obligation of such Borrower enforceable against such Borrower in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally, by general equitable principles or by principles of good faith and fair dealing.

(c) No material consent, approval, authorization or other action by, notice to, or registration or filing with, any Governmental Authority or other Person is or will be required as a condition to or otherwise in connection with the due execution, delivery and performance by such Borrower of this Amendment except such as have been obtained or made and are in full force and effect and except filings necessary to perfect Liens created under the Loan Documents.

(d) After giving effect to this Amendment, the representations and warranties contained in each of the Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date (other than any such representations or warranties that, by their terms, refer to a specific date, in which case as of such specific date).

(e) No Default or Event of Default shall exist immediately prior to and after giving effect to (i) this Amendment, (ii) the Incremental Increases and (iii) any Extension of Credit made in connection herewith.

(f) The aggregate amount of Indebtedness incurred and outstanding pursuant to Section 9.1(l) of the Credit Agreement, prior to and after giving effect to the Incremental Increases, is less than $25,000,000.

Section 7. Reference to and Effect on the Loan Documents.  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment and this Amendment shall constitute a Loan Document.

(a) The Credit Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.  Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Credit Parties under the Loan Documents, in each case as amended or converted by this Amendment.

(b) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

Section 8. Acknowledgement and Reaffirmation.  Each Borrower and each other Credit Party (a) agrees that the transactions contemplated by this Amendment shall not limit or diminish the obligations of such Person under, or release such Person from any obligations under, the Credit Agreement, the US Subsidiary Guaranty Agreement, the Canadian Subsidiary Guaranty Agreement, the US Borrower Guaranty Agreement, the US Collateral Agreement, the Canadian Collateral Agreement and each other Security Document to which it is a party, (b) confirms and reaffirms its obligations under the Credit Agreement, the US Subsidiary Guaranty Agreement, the Canadian Subsidiary Guaranty Agreement, the US Borrower Guaranty Agreement, the US Collateral Agreement, the Canadian Collateral Agreement and each other Security Document to which it is a party and (c) agrees that the Credit Agreement, the US Subsidiary Guaranty Agreement, the Canadian Subsidiary Guaranty Agreement, the US Borrower Guaranty Agreement, the US Collateral Agreement, the Canadian Collateral Agreement and each other Security Document to which it is a party remain in full force and effect and are hereby reaffirmed.

Section 9. Execution in Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.    Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 10. Governing Law.  This Amendment and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

Section 11. Entire Agreement.  This Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, the Issuing Lender, the Swingline Lender and/or the Arranger, constitute the entire agreement among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

DXP ENTERPRISES, INC., as US Borrower

By:   /s/Mac McConnell
Name:  Mac McConnell
Title:     Senior Vice President, Chief
              Financial Officer and Secretary

DXP CANADA ENTERPRISES LTD., as Canadian Borrower

By:    /s/Mac McConnell
Name:   Mac McConnell
Title:      Chief Financial Officer

DXP HOLDINGS, INC., as a US Subsidiary Guarantor

By:     /s/Mac McConnell
Name:    Mac McConnell
Title:      Vice President

PMI OPERATING COMPANY, LTD., as a US Subsidiary Guarantor

By:  PUMP-PMI, LLC, as General Partner

        By:    /s/Mac McConnell
        Name:   Mac McConnell
        Title:     Secretary and Treasurer

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

PMI INVESTMENT, LLC, as a US Subsidiary Guarantor

By:         /s/Mac McConnell
Name:        Mac McConnell
Title:          Secretary and Treasurer

PUMP-PMI, LLC, as a US Subsidiary Guarantor

By:            /s/Mac McConnell
Name:           Mac McConnell
Title:             Secretary and Treasurer

VERTEX CORPORATE HOLDINGS, INC., as a US Subsidiary Guarantor

By:           /s/Mac McConnell
Name:          Mac McConnell
Title:            Vice President, Secretary and Treasurer

VERTEX-PFI, INC., as a US Subsidiary Guarantor

By:             /s/Mac McConnell
Name:            Mac McConnell
Title:              Vice President, Secretary and Treasurer

PFI, LLC, as a US Subsidiary Guarantor

By:               /s/Mac McConnell
Name:              Mac McConnell
Title:                Vice President and Secretary

INDUSTRIAL PARAMEDIC SERVICES LTD., as a Canadian Subsidiary Guarantor

By:              /s/Mac McConnell
Name:             Mac McConnell
Title:               Director

HSE INTEGRATED LTD., as a Canadian Subsidiary Guarantor

By:             /s/Mac McConnell
Name:            Mac McConnell
Title:              Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, Swingline Lender, Issuing Lender and Lender

By:   /s/Thomas F. Caver, III
Name:  Thomas F. Caver, III
Title:    Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

REGIONS BANK, as a Lender

By:   /s/Larry C. Stephens
Name:  Larry C. Stephens
Title:    Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

BANK OF AMERICA, N.A., as a Lender

By:   /s/Gary L. Mingle
Name:  Gary L. Mingle
Title:    Senior Vice President

ACKNOWLEDGED BY:

BANK OF AMERICA, N.A. (CANADA BRANCH),
as its Applicable Designee

By:   /s/Medina Sales de Andrade
Name:  Medina Sales de Andrade
Title:    Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

BRANCH BANKING AND TRUST COMPANY, as a Lender

By:   /s/Matt McCain
Name:  Matt McCain
Title:    Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

ROYAL BANK OF CANADA, as a Lender

By:   /s/Karen Pitz
Name:  Karen Pitz
Title:    Director, Energy Services

By:   /s/Roger Straathof
Name:  Roger Straathof
Title:    Vice President, Commercial Financial Services

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

JPMORGAN CHASE BANK, N.A., as a Lender

By:   /s/Seth Laroche
Name:  Seth Laroche
Title:    Officer

ACKNOWLEDGED BY:

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as its Applicable Designee

By:   /s/Michael N. Tam
Name:  Michael N. Tam
Title:  Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

BOKF, NA dba Bank of Texas, as a Lender

By:   /s/Marian Livingston
Name:  Marian Livingston
Title:    Senior Vice President

DXP Enterprises, Inc.
First Amendment to the Credit Agreement
and Incremental Increase Agreement
Signature Page

Schedule 1.1(c)

Commitments and Commitment Percentages

Lender	Revolving Credit Commitment as of the First Amendment Effective Date	Revolving Credit Commitment Percentage as of the First Amendment Effective Date	Initial Term Loan Commitment	Term Loan Percentage for Initial Term Loans	Incremental Term Loan Commitment on the First Amendment Effective Date	Term Loan Percentage for Incremental Term Loans Made on the First Amendment Effective Date
Wells Fargo Bank, National Association	$77,692,308.00	29.597069714%	$32,307,692.00	32.307692000%	$5,000,000.00	13.333333333%
Regions Bank	$45,000,000.00	17.142857142%	$20,000,000.00	20.000000000%	$0.00	0.000000000%
Bank of America, N.A.	$50,000,000.00	19.047619048%	$20,000,000.00	20.000000000%	$5,000,000.00	13.333333333%
Branch Banking and Trust Company	$33,653,846.00	12.820512762%	$13,846,154.00	13.846154000%	$2,500,000.00	6.666666667%
U.S. Bank National Association	$31,153,846.00	11.868131809%	$13,846,154.00	13.846154000%	$0.00	0.000000000%
Royal Bank of Canada	$10,000,000.00	3.809523810%	$0.00	0.000000000%	$10,000,000.00	26.666666667%
JPMorgan Chase Bank, N.A.	$10,000,000.00	3.809523810%	$0.00	0.000000000%	$10,000,000.00	26.666666667%
BOKF, NA dba Bank of Texas	$5,000,000.00	1.904761905%	$0.00	0.000000000%	$5,000,000.00	13.333333333%
Total	$262,500,000.00	100.000000000%	$100,000,000.00	100.000000000%	$37,500,000.00	100.000000000%

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